SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

The Company has evaluated all events that have occurred subsequent to June 30, 2024 through the date that the consolidated financial statements were issued. Management has concluded that the following subsequent events required disclosure in the financial statements:

On July 31, 2024, the Company entered into a securities purchase agreement an investor, a registered direct offering an aggregate of 500,000 Class A ordinary shares, of the Company. The gross proceeds from this offering, were approximately $1.25 million, before offering expenses. The Company intends to use the net proceeds received from the Offering for general working capital purposes.